EXHIBIT 99.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

PURCHASE AGREEMENT

BY AND AMONG

TRIAGA INC.,

ALTRIA CLIENT SERVICES LLC,

AND, SOLELY FOR THE PURPOSES OF ARTICLE 4,

PHILIP MORRIS INTERNATIONAL INC. AND

ALTRIA GROUP, INC.

October 19, 2022

TABLE OF CONTENTS

		PAGE
1	DEFINITIONS	1
2	ASSIGNMENT AND ASSUMPTION OF THE NGP DISTRIBUTION AGREEMENT	5
3	FINANCIAL TERMS	6
4	OTHER ASSURANCES	7
5	SALES AND CONSUMER DATA	7
6	TRANSITION ASSISTANCE	7
7	GROUNDWORK ACTIVITIES; EXTERNAL ENGAGEMENT AND REGULATORY AUTHORIZATION	7
8	REPRESENTATIONS, WARRANTIES AND COVENANTS	7
9	DISCLAIMER OF WARRANTY	8
10	TERMINATION	8
11	DISPUTE RESOLUTION	8
12	CONFIDENTIAL INFORMATION	8
13	MISCELLANEOUS	10

EXHIBITS:

Exhibit A: Form of Assignment and Assumption Agreement

Exhibit B: Transition Activities

Exhibit C: Assigned Accounts

Exhibit D: Groundwork Activities

Exhibit E: External Engagement and Regulatory Authorization

Exhibit F: Memoranda of Understanding; Quality Technical Agreements; Guidelines

i

This PURCHASE AGREEMENT (this “Agreement”), effective as of October 19, 2022 (“Effective Date”), is entered into by and among (i) Triaga Inc., a Delaware corporation (“Triaga”), (ii) Altria Client Services LLC, a limited liability company organized and existing pursuant to the laws of the Commonwealth of Virginia (“ALCS”), (iii) solely for the purposes of Article 4, Philip Morris International Inc., a corporation organized and existing pursuant to the laws of the Commonwealth of Virginia (“Triaga Parent”), and (iv) solely for the purposes of Article 4, Altria Group, Inc., a corporation organized and existing pursuant to the laws of the Commonwealth of Virginia (“Altria Parent”). Triaga and ALCS are hereinafter referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, prior to the Effective Date, Philip Morris Products S.A., a company organized and existing pursuant to the laws of Switzerland (“PMI”) and an Affiliate (as defined below) of Triaga, developed, and PMI is currently developing, certain Heated Tobacco Products (as defined below);

WHEREAS, ALCS and PMI are parties to that certain Second Amended and Restated NGP Distribution Agreement, effective as of the date hereof (the “NGP Distribution Agreement”), pursuant to which ALCS has acquired the right to purchase certain Heated Tobacco Products from PMI for distribution and sale in the ALCS Territory (as defined below);

WHEREAS, the Parties have agreed that, in exchange for the consideration payable by Triaga to ALCS as set forth in Article 3 of this Agreement, on the Transition Date (as defined below), Triaga shall acquire and assume, and ALCS shall sell, assign and novate to Triaga, ALCS’s entire right, title and interest in and to, and liabilities and obligations under, the NGP Distribution Agreement, and, as a result of such assignment, assumption and novation, ALCS’s and its Affiliates’ exclusive right to distribute and sell Heated Tobacco Products purchased from PMI or any of its Affiliates in the ALCS Territory shall terminate (the “Contract Assignment”);

WHEREAS, in connection with the Contract Assignment, the Parties have agreed that ALCS will (i) provide certain data and other information to Triaga, (ii) assign certain accounts to Triaga and (iii) provide certain transitional assistance to Triaga, in each case, on the terms and subject to the conditions set forth herein (together with the Contract Assignment, the “Transaction”); and

WHEREAS, the Parties are now entering into this Agreement to clarify their respective rights and obligations in connection with the Transaction.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1 DEFINITIONS. For the purposes of this Agreement, the following terms shall have the meanings ascribed to them as follows:

1.1. “Affiliate(s)” means with respect to any Person, any other Person that, as of the applicable time of determination, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (i) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of entities organized under the Laws of certain countries, the maximum percentage ownership permitted by Law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.

1.2. “Agreement” has the meaning set forth in the preamble hereto.

1.3. “ALCS” has the meaning set forth in the preamble hereto.

1.4. “ALCS Affiliate” means an Affiliate of ALCS.

1.5. [***]

1.6. “ALCS Territory” means the United States and its territories and possessions.

1.7. “Altria Parent” has the meaning set forth in the preamble hereto.

1.8. [***]

1.9. “Arbitration Act” means the United States Arbitration Act, 9 U.S.C. §§ 1-16, as the same may be amended from time to time.

1.10. [***]

1.11. “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions located in the State of New York are authorized or obligated by Law or executive order to close.

1.12. “Calendar Month” means any given month between January and December.

1.13. “Calendar Quarter” means each successive period of three (3) Calendar Months commencing on January 1, April 1, July 1 and October 1, provided, however, that the first Calendar Quarter of the term of this Agreement shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date.

1.14. [***]

1.15. [***]

1.16. “Competition Law Approval” has the meaning set forth in Section 13.2.

1.17. “Confidential Information” has the meaning set forth in Section 12.1.

1.18. “Confidentiality Agreement” means the confidentiality agreement between the Parties dated August 15, 2012, as amended.

1.19. [***]

1.20. [***]

1.21. [***]

1.22. “Contract Assignment” has the meaning set forth in the recitals hereto.

1.23. [***]

1.24. [***]

1.25. “Dollars” means United States Dollars.

1.26. “Effective Date” has the meaning set forth in the preamble hereto.

1.27. [***]

1.28. [***]

1.29. [***]

1.30. [***]

1.31. [***]

1.32. [***]

1.33. “Governmental Authority” means any national, federal, state, regional or supranational agency, authority (including any central bank or taxing authority or a listing authority in relation to a stock exchange, court, tribunal, grand jury or other similar dispute resolution forums or instrumentalities), department, inspectorate, minister, ministry official, parliament or public or statutory person (whether autonomous or not) having jurisdiction over any of the activities contemplated by this Agreement.

1.34. [***]

1.35. [***]

1.36. [***]

1.37. [***]

1.38. “Information” means all technical, scientific, and other information, knowledge, technology, know-how, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other materials, including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, study designs and protocols; assays; and biological methodology; in each case in written, electronic or any other form. Information excludes Regulatory Documentation.

1.39. “Intellectual Property” means (i) (a) Patents and rights in inventions; (b) copyrights, design rights (including registered industrial designs), moral rights, database rights and publication rights; (c) Information and rights therein, including rights in know-how, trade secrets and confidential and proprietary information; (d) plant variety protection; (e) all other equivalent or similar forms of intellectual property to any of the foregoing that may exist now or in the future anywhere in the world; and (f) in each case of (a) through (e) above, whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights; and (ii) Trademark Rights.

1.40. [***]

1.41. [***]

1.42. [***]

1.43. “Law” means any present or future national, federal, state, provincial, local or other regional law, statute, ordinance, regulation, code, license, permit, authorization, approval, consent, common law, legal doctrine, order, judgment, decree, injunction, directive or requirement of any Governmental Authority or any order or award of any arbitrator.

1.44. [***]

1.45. [***]

1.46. [***]

1.47. [***]

1.48. “NGP Distribution Agreement” has the meaning set forth in the recitals hereto.

1.49. [***]

1.50. “Parent” means any Person that is a direct or indirect controlling Affiliate of another Person.

1.51. “Party” or “Parties” has the meaning set forth in the preamble hereto.

1.52. “Patents” means (i) all national, regional and international patents and patent applications, including provisional patent applications; (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents and design patents and certificates of invention; (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii), and (iii)); and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.53. “Person(s)” means a natural person, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization, or a government or any department or agency thereof.

1.54. “PMI” has the meaning set forth in the recitals hereto.

1.55. “PMI Territory” means the world outside the ALCS Territory.

1.56. [***]

1.57. [***]

1.58. [***]

1.59. [***]

1.60. “Representatives” means a Party’s directors, members, officers, Affiliates, employees, agents, advisors, and partners (including attorneys, accountants, consultants and financial advisors).

1.61. [***]

1.62. “Territory” means the ALCS Territory or PMI Territory, as the case may be.

1.63. “Third Party” means a Person other than Triaga, ALCS and each of their respective Affiliates.

1.64. “Trademark Rights” means trademarks, service marks, rights in trade names, business names, brand names, trade dress, get-up, logos, domain names and URLs, and all other equivalent or similar forms of intellectual property to any of the foregoing that may exist now or in the future anywhere in the world; and in each case, whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights.

1.65. “Transaction” has the meaning set forth in the recitals hereto.

1.66. “Transition Date” means the later of (i) April 30, 2024 and (ii) receipt by ALCS of all amounts owed by Triaga to ALCS pursuant to Article 3; provided that if Triaga fails to make any payment pursuant to Article 3 when due, and Triaga fails to rectify such breach within ten (10) days of receiving written notice from ALCS of such failure, then ALCS shall have the unilateral right to extend the Transition Date to June 30, 2024, in which case the Transition Date shall be the later of (a) such extended date and (b) receipt by ALCS of all amounts owed by Triaga to ALCS pursuant to Article 3.

1.67. [***]

1.68. “Triaga” has the meaning set forth in the preamble hereto.

1.69. [***]

1.70. [***]

1.71. “Triaga Parent” has the meaning set forth in the preamble hereto.

2 ASSIGNMENT AND ASSUMPTION OF THE NGP DISTRIBUTION AGREEMENT. On the Transition Date, ALCS shall sell, assign, transfer, convey, novate and deliver to Triaga, and Triaga shall purchase, acquire, accept and assume, free and clear of all liens, all right, title and interest of ALCS in and to, and liabilities and obligations under, the NGP Distribution Agreement; provided that, notwithstanding the foregoing, ALCS shall retain any and all of its and its Affiliates’ payment obligations arising under the NGP Distribution Agreement or liabilities for any breach of ALCS’s obligations thereunder, in each case to the extent incurred and unpaid prior to the Transition Date. In furtherance of the foregoing, on the Transition Date, the Parties shall execute an assignment and assumption agreement in the form attached hereto as Exhibit A. In the event Triaga has paid to ALCS the amounts set forth in Section 3.1 below, and ALCS fails to execute such assignment and assumption agreement on the Transition Date in accordance with this Article 2, then ALCS hereby designates Triaga as its agent, and hereby grants to Triaga a power of attorney with full power of substitution, which power of attorney shall be deemed coupled with an interest, for the sole purpose of executing such agreement. In order to secure Triaga’s rights pursuant to this Article 2, effective upon Triaga’s payment in full of the amounts set forth in Section 3.1 below and until such time as ALCS sells, assigns, transfers, conveys, novates and delivers to Triaga all right, title and interest of ALCS in and to, and liabilities and obligations under, the NGP Distribution Agreement in accordance with this Article 2, ALCS hereby grants to Triaga a continuing security interest in all right, title and interest of ALCS in, to and under the NGP Distribution Agreement.

3 FINANCIAL TERMS.

3.1. In consideration for the Contract Assignment, Triaga shall pay ALCS a total of two billion seven hundred million dollars ($2,700,000,000) as follows: (i) on the Effective Date, Triaga shall pay one billion dollars ($1,000,000,000) and (ii) on July 15, 2023, Triaga shall pay one billion seven hundred million dollars ($1,700,000,000) plus interest thereon since the Effective Date at a per annum rate equal to six percent (6%) (it being understood that Triaga may make such payment in advance of July 15, 2023, and in the event of such early payment, the interest thereon shall only be payable for the period of time from the Effective Date through the date on which Triaga makes such payment); provided that if Triaga fails to pay any amount when due pursuant to this Section 3.1, then (a) Triaga shall pay to ALCS the amount due, together with interest accruing daily on such amount from the date on which such payment was due at a per annum rate equal to the prime rate set forth in The Wall Street Journal in effect on the date such payment was due plus five percent (5%) and (b) Triaga shall reimburse ALCS for all costs and expenses, including attorneys’ fees, incurred by ALCS or any ALCS Affiliate in connection with enforcing Triaga’s obligations under this Article 3. Triaga’s payment obligations pursuant to this Section 3.1 are unconditional and no such payments will be repayable or refundable under any circumstances. Triaga’s payment obligations pursuant to this Section 3.1 may not be offset by any other payment or other obligations under any circumstances, and Triaga hereby fully and irrevocably waives any right to setoff with respect thereto.

3.2. Except to the extent required as a result of (i) a change in Law after the date hereof, (ii) an assignment by Triaga of its obligations under this Agreement pursuant to Section 13.6, (iii) an assignment by ALCS (or any assignee) of its obligations under this Agreement (excluding, for the avoidance of doubt, the Contract Assignment), (iv) a change in the tax residence of ALCS (or any assignee) or (v) a change in the federal income tax classification of ALCS (or any assignee), all payments made by Triaga (or such assignee) pursuant to Section 3.1 shall be made without deduction or withholding for or on account of any taxes. If, as a result of (a) a change in Law after the date hereof or (b) an assignment by Triaga of its obligations under this Agreement pursuant to Section 13.6, Triaga (or such assignee) is required under applicable Law to deduct or withhold any amount for or on account of taxes from any payment made by Triaga (or such assignee) pursuant to Section 3.1, Triaga (or such assignee), as applicable, shall pay such additional amounts to ALCS as may be necessary so that the net amount received by ALCS after such deduction or withholding (including any deduction or withholding in respect of such additional amounts) is equal to the full amount ALCS would have received pursuant to Section 3.1 if no such deduction or withholding had been made; provided that no such additional amounts shall be payable under this Section 3.2 to the extent the applicable deduction or withholding results from (1) an assignment by ALCS (or its assignee) of its obligations under this Agreement (excluding, for the avoidance of doubt, the Contract Assignment), (2) a change in the tax residence of ALCS (or any assignee) or (3) a change in the federal income tax classification of ALCS (or any assignee).

3.3. All amounts payable by Triaga hereunder shall be made in Dollars by wire transfer of immediately available funds into an account or accounts designated in writing (email being sufficient) by ALCS.

3.4. Except as expressly contemplated by Section 3.1 above or Sections 6.1, 11.6, or 12.2.2 below, the Parties acknowledge and agree that no fees or other payments shall be due by Triaga or any of its Affiliates to ALCS or any ALCS Affiliate pursuant to this Agreement, and each Party shall be responsible for any and all costs such Party incurs in exercising its rights or performing its obligations under this Agreement. For the avoidance of doubt, nothing in this Section 3.4 shall limit, alter, amend, modify, revoke, waive or suspend any obligation of Triaga or any of its Affiliate pursuant to any other written agreement between the Parties.

4 OTHER ASSURANCES.

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5 SALES AND CONSUMER DATA.

[***]

6 TRANSITION ASSISTANCE.

[***]

7 GROUNDWORK ACTIVITIES; EXTERNAL ENGAGEMENT AND REGULATORY AUTHORIZATION.

[***]

8 REPRESENTATIONS, WARRANTIES AND COVENANTS.

8.1. ALCS represents, warrants and covenants to Triaga that:

8.1.1. ALCS is a company, duly registered and validly existing in its jurisdiction of organization and has all necessary power and authority to execute and deliver this Agreement and to perform and comply with its obligations hereunder; and

8.1.2. this Agreement, when executed and delivered by ALCS, in accordance with the provisions hereof, shall have been duly executed and delivered by ALCS and authorized by all necessary corporate action on the part of ALCS, and, assuming due execution and delivery by Triaga, shall be valid and binding upon and enforceable against ALCS in accordance with the provisions hereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

8.2. Triaga represents, warrants and covenants to ALCS that:

8.2.1. Triaga is a company, duly registered and validly existing in its jurisdiction of organization and has all necessary power and authority to execute and deliver this Agreement and to perform and comply with its obligations hereunder; and

8.2.2. this Agreement, when executed and delivered by Triaga, in accordance with the provisions hereof, shall have been duly executed and delivered by Triaga and authorized by all necessary corporate action on the part of Triaga, and, assuming due execution and delivery by ALCS, shall be valid and binding upon and enforceable against Triaga in accordance with the provisions hereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

8.3. Each Party further covenants that it shall comply with all applicable Laws in its performance of its obligations under this Agreement.

9 DISCLAIMER OF WARRANTY. EXCEPT AS PROVIDED IN ARTICLE 8, NEITHER PARTY MAKES ANY REPRESENTATION OR GRANTS ANY, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL, WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, INCLUDING WARRANTIES OF QUALITY, EFFICACY, SAFETY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY OF ANY INTELLECTUAL PROPERTY RIGHTS AND NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

10 TERMINATION.

10.1. ALCS shall have the right to terminate this Agreement upon written notice to Triaga in the event that Triaga has failed to pay ALCS any amounts due and payable by Triaga to ALCS pursuant to Article 3 within thirty (30) days following receipt of written notice from ALCS regarding such failure.

10.2. Subject to Section 10.3, upon termination of this Agreement by ALCS pursuant to Section 10.1, all rights and obligations of the Parties under this Agreement shall terminate as of the effective date of such termination.

10.3. In the event of termination of this Agreement by ALCS pursuant to Section 10.1, the following provisions will survive such termination: Articles 1, 9, 11, 12, and 13 (other than Sections 13.2, 13.3 and 13.14) and Sections 10.2 and 10.3, and any obligations of Triaga to reimburse ALCS for expenses incurred prior to termination by ALCS or any applicable ALCS Affiliate pursuant to Section 6.1.

11 DISPUTE RESOLUTION.

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12 CONFIDENTIAL INFORMATION.

12.1. Definition. For the purposes of this Agreement, “Confidential Information” means all, or any part of, and originals or copies of, any Information with respect to the disclosing Party’s or any of its Affiliates’ business or activities (in any form or media, whether electronic, paper or oral) that is furnished by or on behalf of a disclosing Party in connection with this Agreement and received by the other Party or its Representatives, including (i) the fact that either Party or its Representatives has received Confidential Information from the other Party, that Confidential Information has been made available by either Party or any of the provisions of or other facts with respect to this Agreement, in respect of which each Party shall be deemed to be a disclosing Party and a receiving Party; (ii) Information concerning either Party’s or its Affiliates’ past, current, and planned products (including the Heated Tobacco Products licensed pursuant to the NGP Distribution Agreement), business plans, services, fees, concepts, methodologies, research, services, business activities, marketing plans, trade secrets, data, licenses, agreements, Information relating to customers, suppliers, employees, development programs, costs, trading, investment, sales activities, promotions, credit and financial data, profits, financing methods, plans, product specifications, computer software, programs, engineering, documentation, applications, source code, designs, know-how, processes, machines, inventions, research projects, notes, blueprints, and all other Information (including proprietary Information received by either Party from Third Parties under obligations of confidence and the like in any industry), in respect of which the Party making such disclosure shall be deemed to be the disclosing Party and the receiver shall be the receiving Party; (iii) each Party’s respective Intellectual Property, in respect of which the Party Possessing such Intellectual Property shall be deemed to be the disclosing Party and the receiver shall be the receiving Party; and (iv) any Information that contains, reflects or is based upon, in whole or in part, the foregoing, but excludes (w) Information that at the time of disclosure was, or thereafter becomes, part of the public domain other than as a result of a breach of this Agreement by a receiving Party or its Representatives, (x) Information lawfully obtained from a source other than a disclosing Party or its Representatives that was not known by such receiving Party or its Representatives to be under an obligation of confidentiality with respect to such Information, (y) Information that is independently developed by a receiving Party or its Representatives (whether on its own or jointly with Third Party(ies)) without violating any of such receiving Party’s obligations under this Agreement, and (z) Information that was known by a receiving Party or its Representatives prior to disclosure by a disclosing Party (as reasonably evidenced by written records); provided that such Information was not known by such receiving Party or its Representatives to be subject to any legal or contractual obligation of confidentiality owed to such disclosing Party.

12.2. Treatment of Confidential Information. Each Party receiving Confidential Information or deemed to have received Confidential Information:

12.2.1. may use, copy and disclose such Confidential Information only in connection with and as expressly permitted by the provisions of, or as is reasonably necessary for the performance of, this Agreement, the MRA or the NGP Distribution Agreement;

12.2.2. may disclose such Confidential Information to any Person (other than its Representatives, subject to Section 12.2.5 below) (i) as required by applicable Law (including any rule, regulation or policy statement of any organized securities exchange, market or automated quotation system on which any of either Party’s securities are listed or quoted) or legal or judicial process, provided that (x) if either Party or any of its Representatives becomes legally compelled (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process, by an order or proceeding of a court, agency or authority) to disclose any of the Confidential Information received under this Agreement, such Party shall provide the disclosing Party with prompt prior written notice of such requirement, to the extent permitted by such relevant court, agency or authority, so that such disclosing Party may seek a protective order or other appropriate remedy, all of which shall be at such disclosing Party’s sole cost and expense; (y) if such protective order or other remedy is not obtained, such Party and its Representatives will disclose only that portion of the Confidential Information which is legally required to be disclosed and will take all reasonable steps to request the confidentiality of the Confidential Information (including providing reasonable assistance to such disclosing Party in its efforts to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information); and (z) such Party and its Representatives will not oppose any action by the disclosing Party (and will, if and to the extent requested by such disclosing Party and provided further that all costs and reasonable expenses related thereto are paid by such disclosing Party, cooperate with, assist and join with such disclosing Party in any reasonable action) to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information; or (ii) to any Person expressly permitted in writing by the disclosing Party and then only if such Person has executed a non-disclosure agreement in form and substance satisfactory to such disclosing Party;

12.2.3. shall limit dissemination of such Confidential Information to its Representatives that have a “need to know” for purposes of performing the receiving Party’s obligations under this Agreement, the MRA or the NGP Distribution Agreement but only to the extent necessary to evaluate or carry out such obligations and only to Representatives (i) who are bound by a professional obligation of secrecy (e.g., legal advisors or attorneys subject to attorney client privilege or to any similar rights or obligations); or (ii) who have agreed to be bound by the confidentiality provisions of this Agreement to the same extent as such receiving Party (and such receiving Party shall be responsible for any breach of the confidentiality provisions of this Agreement by its Representatives, such responsibility to be in addition to and not by way of limitation of any right or remedy the disclosing Party may have against such Representatives with respect to such breach);

12.2.4. shall not remove or obscure proprietary rights notices that appear on such Confidential Information and copies thereof; and

12.2.5. shall advise the disclosing Party immediately orally and promptly in writing of any unauthorized disclosure or use of such Confidential Information of which the receiving Party becomes aware.

12.3. Each Party shall safeguard the confidentiality of the Confidential Information received from the disclosing Party using the same standard it employs to safeguard its own Confidential Information of like kind, but in no event less than a commercially reasonable standard of care.

12.4. Ownership of Confidential Information. Except as otherwise provided herein, all Confidential Information supplied or developed by either Party shall be and remain the sole and exclusive property of the Party that supplied or developed it.

12.5. No Restriction on Competition. Notwithstanding the foregoing, nothing in this Article 12 shall restrict the ability of any Party or its Affiliates from (i) competing against the other Party and its Affiliates in any line of business, or (ii) owning, operating, developing or entering into any line of business, in each case including with respect to any Heated Tobacco Products; provided that, notwithstanding the foregoing, but subject to the other terms and conditions of this Agreement, neither Party shall be restricted from enforcing its Intellectual Property or confidentiality rights against the other Party.

13 MISCELLANEOUS.

13.1. Public Announcements; Press Releases. Neither Party shall issue any initial press release or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other Party, unless required by applicable Law or generally recognized stock exchange. Upon request, each Party will provide a designated contact person within the other Party’s corporate communications department to handle any such requests for approval of any press release or public statement. Notwithstanding any representations, warranties or covenants contained in this Agreement, each Party shall have the absolute right to take such actions and make such public submissions or regulatory or litigation filings, as such Party believes, in its sole discretion reasonably exercised, necessary to comply with its obligations under applicable Law.

13.2. Required Approvals. If necessary, each Party shall obtain in its Territory, at its sole cost and expense, all necessary licenses, permits and approvals required by any Governmental Authority or other Person to conduct such Party’s business or otherwise to perform its obligations under this Agreement, as determined by each Party in its reasonable discretion. In the event a Party reasonably determines that the activities under this Agreement would require notification or prior authorization under the competition laws of any jurisdiction (a “Competition Law Approval”), the activities contemplated herein shall not proceed in such jurisdiction until such authorization is obtained. The Parties agree to use commercially reasonable efforts to obtain any necessary Competition Law Approval as soon as commercially practicable.

13.3. Compliance with Certain Laws. Without limiting the generality of Section 8.3 above, each Party shall (i) comply with the U.S. Foreign Corrupt Practices Act and similar applicable Laws addressing bribery and corruption; and (ii) not discriminate or permit to discriminate against any person or group on the grounds of sex, race, color, religion or national origin in any manner prohibited by applicable Law. Each

Party shall also ensure that it complies fully with all applicable export control and trade sanctions Laws applicable to its activities under this Agreement. This includes each Party ensuring that neither such Party nor any of its personnel involved in projects related to this Agreement appear on any list of prohibited persons maintained by the U.S. government, including the “Specially Designated Nationals and Blocked Persons” list maintained by the U.S. Department of Treasury, and the “Denied Persons List” maintained by the Bureau of Industry and Security, or similar restricted party lists maintained by the European Union, as each such list may be updated from time to time. If a Party identifies any of its personnel on a prohibited list, such Party shall immediately remove the personnel from all projects related to this Agreement, immediately inform the other Party, cooperate with such other Party in any investigation, and take any measures such other Party may reasonably request to remedy any violation of applicable Law that is discovered. In addition, each Party shall check with the other Party before offering any gift or entertainment in excess of customary business entertainment to an employee of the other Party or any of its Affiliates. Neither Party may offer any cash or cash equivalent (e.g., gift certificate) to any employee of the other Party or its Affiliates. Neither Party may provide any entertainment or gift to any government official for or on behalf of the other Party or its Affiliates. Neither Party may make any direct or indirect political contribution or expenditure for or on behalf of the other Party or its Affiliates.

13.4. Language. All correspondence, notices, reports, and any other communications between the Parties shall be in English, which shall be the language of this Agreement. Any disputes arising hereunder or thereunder, if legal action is taken, shall be prosecuted and adjudicated in English.

13.5. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, facsimile, electronic mail or other standard form of telecommunications (provided confirmation is delivered to the recipient the next Business Day in the case of facsimile, electronic mail or other standard form of telecommunications, except in the case of routine communications) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to ALCS to:	Altria Client Services LLC
6601 West Broad Street
Richmond, VA 23230
c/o Altria Group Inc. Corporate Secretary
Email: [***]
Facsimile: [***]

If to Triaga to:	Triaga Inc.
1900 Stantonsburg Road
Wilson, North Carolina 27893
c/o Director of Operations
Email: [***]
Facsimile: [***]

or to such other address as any Party may have furnished to the other Party by a notice in writing in accordance with this Section 13.5.

13.6. Assignment.

13.6.1. Neither Party shall assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned, or delayed; provided that each Party may assign or otherwise transfer any of its rights or obligations under this Agreement to any of its Affiliates without the prior written consent of the other Party. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 13.6.1.

13.6.2. With respect to any assignment or transfer permitted hereunder, the Party making such assignment or transfer shall remain liable hereunder for the conduct of the Person receiving such assignment or transfer and such Person receiving an assignment or transfer hereunder must agree in writing to be bound by and directly liable under the provisions of this Agreement. For purposes of this Agreement, the Parties understand a “transfer,” by operation of Law or otherwise, to include any transaction involving a merger, acquisition or purchase of the Party’s stock or other equity. Neither Party may pledge any of its rights or obligations under this Agreement to any other Person as collateral without the prior written consent of the other Party. Any unauthorized assignment or transfer or pledge by a Party shall be void ab initio.

13.6.3. Notwithstanding the foregoing, ALCS may not (i) assign this Agreement unless such assignment also includes an assignment of the NGP Distribution Agreement to the same assignee; or (ii) assign the NGP Distribution Agreement to any Person other than Triaga unless such assignment also includes an assignment of this Agreement.

13.7. No Third Party Beneficiaries. Except to the extent specifically provided herein with respect to Affiliates of a Party, this Agreement is solely for the benefit of the Parties, and nothing in this Agreement shall be deemed to create any third party beneficiary rights in any Person not a Party to this Agreement.

13.8. No Waiver. Waiver of or failure by a Party to complain of any act, omission or default on the part of the other Party, no matter how long the same may continue or how many times such shall occur, shall not be deemed a waiver of rights, or of any similar future act, omission or default under this Agreement. No waiver issued under this Agreement shall be effective unless given in writing and signed by the Party waiving its rights as to any particular matter.

13.9. Governing Law; Jurisdiction; Waiver of Jury Trial.

13.9.1. This Agreement, the rights and obligations of the Parties hereunder and all claims or controversies arising out of the subject matter hereof whether sounding in contract, tort or otherwise shall be governed by, construed and interpreted in accordance with the laws of the State of New York (other than the Laws regarding choice of laws and conflicts of laws other than NY General Obligations Law §§ 5-1401 and 5-1402) as to all matters, including matters of validity, construction, effect, performance and remedies; provided, however, that the Arbitration Act shall govern the matters described in Section 11.3 hereof. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.9.2. Solely for the purposes of disputes, controversies or claims not otherwise covered by Section 11.3 and preliminary relief in connection with arbitration for any Dispute, each Party (i) irrevocably and unconditionally submits to the personal jurisdiction of the courts of the State of New York, and the United States District Court for the Southern District of New York, in each case as located within the State of New York and County of New York; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iii) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought and determined in the courts of the State of New York, and the United States District Court for the Southern District of New York, in each case as located within the State of New York and County of New York; (iv) waives any claim of improper venue or any claim that those courts are an inconvenient forum; and (v) agrees that it will not bring any action for interim relief relating to this Agreement or the transactions contemplated by this Agreement in any court other than the aforesaid courts; and (vi) hereby irrevocably waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under, or in connection with this Agreement, any document or instrument delivered in connection herewith and any of the transactions contemplated hereby.

13.10. Interpretation. The words “include,” “includes” or “including” mean include without limitation, includes without limitation or including without limitation. The words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any provision of this Agreement. Unless the context of a provision herein otherwise requires, words importing the singular include the plural and vice-versa. References to Articles, Sections, Exhibits, and Schedules in this Agreement are references to Articles, Sections, Exhibits, and Schedules of this Agreement, unless otherwise indicated herein. In resolving any dispute or construing any provision in this Agreement, there shall be no presumption made or inference drawn (i) because the attorneys for one of the Parties drafted this Agreement; (ii) because of the drafting history of this Agreement; or (iii) because of the inclusion of a provision not contained in a prior draft or the deletion of a provision contained in a prior draft.

13.11. Invalidity; Severability. If any term, covenant, condition or other provision of this Agreement or the application hereof to any Person or circumstance, is to any extent held invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, condition or other provision to any Person or circumstance, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each other term, covenant, condition or other provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted under applicable Law.

13.12. Force Majeure. A Party shall not incur any liability to the other Party on account of any failure to perform, loss or damage resulting from any delay or failure to perform all or any part of this Agreement (other than an obligation to make a payment) if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the reasonable control of such Party. Such events, occurrences, or causes shall include material changes in Law applicable to the Heated Tobacco Products licensed pursuant to the NGP Distribution Agreement or a Party’s manufacture, sale, distribution, import or export thereof, acts of God, strikes, lockouts, riots, acts of war, acts of terrorism, earthquake, fire and explosions. The non-performing Party shall notify the other Party of such force majeure within thirty (30) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

13.13. Relationship of the Parties. It is expressly agreed that Triaga, on the one hand, and ALCS, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency. Nothing in this Agreement shall be deemed or construed by the Parties or any other Person to create an agency, partnership or joint venture between the Parties. Neither Triaga, on the one hand, nor ALCS, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.14. [***]

13.15. Further Assurances. Each Party, upon the request of the other Party, without further consideration, shall use reasonable best efforts to do, execute, acknowledge, and deliver or to cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect the consummation of the transactions contemplated by this Agreement, and use reasonable best efforts to do all such other acts as may be necessary in order to carry out the purposes and intent of this Agreement.

13.16. Section Headings. The section headings in this Agreement have been inserted merely for convenience, are not a part of this Agreement, and shall not affect the rights and obligations of the Parties or the meaning of the language in this Agreement.

13.17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission or by exchange of emails containing PDF attachments and any such facsimile or PDF signatures hereon shall be deemed to be original signatures for all purposes.

13.18. Entire Agreement; Modification. This Agreement sets forth the entire and only agreement between the Parties relating to the subject matter contained herein, and all prior agreements, undertakings, discussions and writings between the Parties with respect thereto (including the Confidentiality Agreement) are superseded by this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either Party. No modifications, amendments, or additions to this Agreement shall be effective or binding unless set forth in a writing duly executed by both Parties.

* * * * *

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

TRIAGA, INC.			ALTRIA CLIENT SERVICES LLC

By:	/s/ DEEPAK MISHRA		By:	/s/ ELIZABETH A. SEEGAR
	Name:	Deepak Mishra		Name:	Elizabeth A. Seegar
	Title: Date:	President Americas Region October 19, 2022		Title:	Vice President, Financial Planning and Analysis
				Date:	October 19, 2022

Solely for purposes of Article 4 hereof:			Solely for purposes of Article 4 hereof:

PHILIP MORRIS INTERNATIONAL INC.			ALTRIA GROUP, INC.

By:	/s/ JACEK OLCZAK		By:	/s/ HEATHER A. NEWMAN
	Name:	Jacek Olczak		Name:	Heather A. Newman
	Title: Date:	Chief Executive Officer October 19, 2022		Title:	Senior Vice President, Chief Strategy & Growth Officer
				Date:	October 19, 2022

[Signature Page – Purchase Agreement]

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

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EXHIBIT B

TRANSITION SERVICES

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EXHIBIT C

ASSIGNED ACCOUNTS

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EXHIBIT D

GROUNDWORK ACTIVITIES

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EXHIBIT E

EXTERNAL ENGAGEMENT AND REGULATORY AUTHORIZATION

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EXHIBIT F

MEMORANDA OF UNDERSTANDING; QUALITY TECHNICAL AGREEMENTS; GUIDELINES

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